Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated November 19, 2020
The purpose of this supplement is to provide you with changes to the current Prospectuses and Statements of Additional Information for the Funds listed below:
Invesco High Yield Fund
Invesco V.I. High Yield Fund
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of the above referenced funds (the “Funds”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective December 31, 2020, Joseph Portera will no longer serve as Portfolio Manager of the Funds. All references to Mr. Portera in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
AIS-AVIF-SUMSTATSAI-SUP 111920
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